U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     ----------------------------------------------------------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 20, 2004

                              EAGLE BROADBAND, INC.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                      TEXAS
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

                 001-15649                    76-0494995
          (Commission File Number) (I.R.S. Employer Identification No.)

                 101 COURAGEOUS DRIVE, LEAGUE CITY, TEXAS 77573
                   ------------------------------------------
           (Address of principal executive offices including zip code)

                                 (281) 538-6000
                                 --------------
              (Registrant's telephone number, including area code)


ITEM 5.     OTHER EVENTS

The Registrant announces that a Special Shareholders Meeting was held July 20, 2004, at which the shareholders approved the June 2004 Compensatory Stock Option Plan.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EAGLE BROADBAND, INC.

                              By:   /s/ DAVID A. WEISMAN
                                 --------------------------------------
                                 David A. Weisman
                                 CEO


DATE: July 21, 2004